THE ALGER PORTFOLIOS

Alger Large Cap Growth Portfolio

Alger Mid Cap Growth Portfolio

(each, a “Portfolio,” and together, the “Portfolios”)

Supplement dated March 23, 2022 to the

Class S Summary Prospectuses, Prospectus and

Statement of Additional Information of each Portfolio

dated May 1, 2021

On March 23, 2022, at a regular meeting of the Board of Trustees (the “Board”) of The Alger Portfolios (the “Trust”), the Board approved the following changes to each series of the Trust, as applicable:

Class S Conversion Feature

Class S shares of each series of the Trust (“Class S Shares”) may be automatically converted into Class I-2 shares of each series of the Trust (“Class I-2 Shares”) in accordance with such requirements and procedures as the Board may establish from time to time.

Class S Conversion

Effective on or about the close of business on June 3, 2022, all of the issued and outstanding Class S Shares of each Portfolio will be converted into Class I-2 Shares of each Portfolio with the same relative aggregate net asset value as the Class S Shares held immediately prior to the conversion. The Class I-2 Shares currently have a lower total expense ratio because the Class I-2 Shares are not subject to a distribution and shareholder servicing fee under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. No sales load, fee, or other charge will be imposed on the conversion of the Class S Shares. Please refer to each Portfolio’s prospectus for Class I-2 Shares for more information on the Class I-2 Shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders. Upon completion of the conversion, Class S Shares of the Portfolios will no longer be offered.

S-LargeCapS 32322

S-MidCapS 32322

S-APPS 32322

S-APPSAI 32322